                                                                  Exhibit 10.11

                                                                  CONFIDENTIAL

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



AMENDED AND RESTATED TRADING AGREEMENT 658130 dated         March 1999



between

(1) "BT" - British Telecommunications plc whose registered office is at 81 Newgate Street, London, EC1A 7AJ, and whose registered number is 1800000

 and

(2) "Commerce One": -of Commerce One, Inc., a Californian corporation whose principal place of business is at 1600 Riviera Avenue, Walnut Creek, California 94596

The purpose of this Trading Agreement is to enable BT and companies in which it has a defined economic interest worldwide to order from Commerce One certain Programs and other related software and services that enable the ordering entity to subsequently provide electronic procurement and open trading partner network services or other services which from time to time may be agreed across the Internet for which the ordering entity will pay to Commerce One certain remuneration. For a period of [ * ] from the Effective Date, and in consideration of the sum of one pound payable by BT to Commerce One and of BT's obligations and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), This Amended and Restated Trading Agreement shall supersede in its entirety the Trading Agreement entered into at an earlier date by the parties. Commerce One shall undertake Work in accordance with and subject to the provisions of this Trading Agreement, which comprises this front sheet and the following appended documents:

------------------------------- ----------------------------------------------------------------------------------------
Schedule Number                 Description
------------------------------- ----------------------------------------------------------------------------------------
1                               Terms and Conditions
------------------------------- ----------------------------------------------------------------------------------------
2                               Pricing (to be completed)
------------------------------- ----------------------------------------------------------------------------------------
Appendix A                      Support and Maintenance Agreement
------------------------------- ----------------------------------------------------------------------------------------
Appendix B                      Official Order Cover Sheet
------------------------------- ----------------------------------------------------------------------------------------
Appendix C                      Confidentiality Agreement
------------------------------- ----------------------------------------------------------------------------------------
Appendix D                      BT Code of Practice On the Disclosure of Customer Information
------------------------------- ----------------------------------------------------------------------------------------

SIGNED FOR AND ON                                        SIGNED FOR AND ON
BEHALF OF BT                                             BEHALF OF COMMERCE ONE



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

------------------------------             -------------------------------------


------------------------------             -------------------------------------
NAME                                       NAME

------------------------------             -------------------------------------
POSITION                                   POSITION



                                   SCHEDULE 1

                              TERMS AND CONDITIONS


SECTION                                            TITLE
-------                                            -----
      1                                            Definitions

    SCOPE

      2                                            General
      3                                            Description of Work
      4                                            Prices and Leadtimes
      5                                            Intellectual Property and Licenses
      6                                            Support
      7                                            Warranty

  MANAGEMENT

      8                                            Programme Management
      9                                            Trading Agreement Change Procedure
      10                                           Order Procedure
      11                                           Suspension of Work on Site
      12                                           Default for Late Delivery


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

      13                                           [Number not used]
      14                                           Interface with other Equipment
      15                                           Performance and Retention
      16                                           Termination



INTELLECTUAL PROPERTY

      17                                           Confidentiality
      18                                           [Number not used]
      19                                           Intellectual Property Indemnity
      20                                           Electronic Data Interchange (EDI)

GENERAL

      21                                           Ordering Entity Items
      22                                           Assignment and Subcontracting
      23                                           Mistakes in Information
      24                                           Protection of Documents and Programs
      25                                           Title and Risk
      26                                           Indemnity-General
      27                                           Limitation of Liability
      28                                           Insurance
      39                                           Recovery of Sums Due
      30                                           Payment
      31                                           Records Inspection
      32                                           Sites
      33                                           Export and Re-Export

APPENDICES:

Appendix A    Support and Maintenance Agreement
Appendix B    Official Order Cover Sheet
Appendix C    Confidentiality Agreement
Appendix D    BT Code of Practice On the Disclosure of Customer Information


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

1     DEFINITIONS

      1.1 "Acceptance" shall mean written acknowledgment by the Ordering Entity which shall include by electronic mail, that the Work, or part of it, has been completed in accordance with any Order. "Accept" and "Accepted" in the context of "Acceptance" shall be construed accordingly.

      1.2 "Acceptance Test" shall mean any formal testing agreed between the Parties and set out in any Order to determine if the Work commissioned under such Order satisfies the criteria for Acceptance for such Work by the Ordering Entity.

      1.3     "Agreement" shall mean the Trading Agreement.

      1.4 "Alliance" shall mean BT, and any legal entity in which British Telecommunications plc, from time to time has or will have an economic interest of [ * ] or more. BT to provide list of such entities as of date of execution of this agreement and at the reasonable request of Commerce One.

      1.5 "BT" shall mean British Telecommunications plc of 81 Newgate Street, London, EC1A 7AJ, and whose registered number is 1800000.

      1.6 "Foreground Information" shall mean the product of Work, including related documentation, resulting from a Special Commissioning Order. This does not include Programs, Program Documentation or Background Information. The Foreground Information so developed shall be either owned by Commerce One ("Commerce One Foreground Information") or by the Ordering Entity ("Ordering Entity Foreground Information"). The allocation of the Foreground Information shall be made according to the terms of this Agreement agreed by the Ordering Entity and Commerce One in the Commissioning Order. For the avoidance of doubt, work performed by Commerce One related to the implementation of software sold under this Trading Agreement shall not be considered Foreground Information unless specifically agreed to by Commerce One in any Commissioning Order.

      1.7     "Trading Agreement" shall mean this Trading Agreement.

      1.8 "Indirect Taxes" shall mean any sales, use, excise, value added taxes (VAT), goods and services tax (GST) or similar tax, but not any property tax, imposed by the law of any locality, state, national, supra-national or equivalent government but, unless stated specifically otherwise, shall not include any income or other taxes in lieu of income tax.

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      1.9     "Background Information" shall mean information, whether written or oral, including but not limited to design information, documentation, specifications, reports, data, notes, drawings, models, patterns, samples, computer outputs, designs, circuit diagrams, inventions and know-how, whether patentable or not existing as of the Effective Date of each applicable Order. For the avoidance of doubt, this does not include Programs, Documentation or Foreground Information. Background Information shall be the property of either Commerce One ("Commerce One Background Information") or the Ordering Entity ("Ordering Entity Background Information"), and shall be supplied by either party to the other subject to licensing under the terms of this Agreement and/or any commissioning Order, with such alterations as may be agreed by the parties in writing.

      1.10 "Intellectual Property Right" shall mean any patent, petty patent, registered design, copyright, design right, semiconductor topography right, know-how, trade mark, service mark or any similar right, registered or not, exercisable in any part of the world and shall include any applications for the registration of rights in connection therewith in any part of the world.

      1.11 "Network" shall mean all exchange equipment, bandwidth, transmission equipment, network terminating equipment, line plant, power plant and ancillary equipment, computing and data communications equipment, owned or operated by the Ordering Entity.

      1.12 "Order" shall mean a written order placed by an Ordering Entity for Work (including Special Commissioning Orders). Any Order shall consist of an Official Order Cover Sheet (an example of which is appended in Appendix B and documents and appendices referred to therein.

      1.13 "Ordering Entity" shall mean the relevant Alliance entity that is placing or has placed an Order under the Trading Agreement.

      1.14 "Ordering Entity Items" shall mean all items provided by the Ordering Entity to Commerce One in connection with an Order.

      1.15 "Order Price" shall mean the total sum of License Fees, Support and Maintenance and other consulting service Fees and other remuneration payable to Commerce One by the Ordering Entity for Work to be performed under any Order as stated in the relevant Order.

      1.16 "Site" shall mean the actual place at which Work shall be delivered and/or installed by Commerce One.

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

      1.17 "Programs" shall mean the object code version of the computer programs, owned or distributed by Commerce One, for which BT and or the Ordering Entity is granted a license pursuant to this Agreement . Programs shall refer solely to those items identified as such in the Order together with Maintenance Releases as defined in and provided pursuant to the Support and Maintenance Agreement together with the Documentation. For the avoidance of doubt, Programs does not include any Foreground Information or Background Information.

      1.18 "Subcontractor" shall mean any person, partnership or corporation with whom Commerce One places a contract and/or an order for the supply of any equipment, item, service or for any Work, and "subcontract" shall be construed accordingly.

      1.19 "Special Commissioning Order" shall mean a written order placed by an Ordering Entity that commissions Foreground Information.

      1.20 "End User" means the party to whom an End User License Agreement is granted by the Ordering Entity.

      1.21 "Program Documentation" means such material, owned or distributed by Commerce One, furnished by Commerce One in conjunction with the Programs, including instructions and user guides [, as set out in Appendix B of this Agreement].

      1.22 "Commerce One Licensee" means the Ordering Entity, or any third party who is licensed by Commerce One or the Ordering Entity under the terms of the sub-license to use the Programs, Documentation, Commerce One Foreground Information, Commerce One Background Information or other Commerce One products.

      1.23 License Fees" means sums stated in the Order Price related to licensing under this Trading Agreement and payable by the Ordering Entity to Commerce One according to the order between Commerce One and the Ordering Entity.

      1.24 "Opportunities" means opportunities, as identified by Commerce One and the Alliance (or part thereof) together, to sell Commerce One products and services including, without limitation, the Programs and Documentation.

      1.25 "Support and Maintenance Agreement" means the Support and Maintenance Agreement to be executed by Commerce One and the Ordering Entity and as set out in Appendix C of this Agreement.

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

      1.26 "Support and Maintenance Fees" means those fees payable by the Ordering Entity pursuant to the Support and Maintenance Agreement and as stated in any Order Price.

      1.27 "Work" shall mean all deliverables supplied, and all installation, Acceptance and support services, including but not limited to training and development set out in any specific Order.

      1.28 References to the plural of any definition shall be deemed to include the singular and vice-versa.

      1.29 "Contract Personnel" shall mean Commerce One's employees, subcontractors and agents (and their employees, subcontractors and agents) engaged in the performance of the Contract.

2.    GENERAL

      2.1 If any aspect of the Trading Agreement is found to be invalid, illegal or unenforceable this shall not affect the validity of any part of the Trading Agreement. In such case Trading Agreement shall be construed and enforced as if it did not contain such provision. The parties shall negotiate in good faith to modify and, or replace such provision with one that is valid and legally enforceable. If the parties cannot reach agreement on a new provision which places the parties in a position similar to the commercial position which would have prevailed prior to the modification or replacement being required, either party may, in its sole discretion, withdraw from the Agreement.

      2.2 The headings to the Trading Agreement provisions are for reference only and shall not affect their interpretation.

      2.3 No delay, neglect or forbearance by either party in enforcing any provision of the Trading Agreement shall be deemed to be a waiver of or in any way prejudice any rights of that party.

      2.4 No waiver by either party shall be effective unless made in writing or constitute a waiver of rights in relation to any subsequent breach of the Trading Agreement.

      2.5 The Trading Agreement and those terms explicitly included in any Order and referenced on the Official Order cover sheet thereto govern the relationship between the parties in relation to the subject matter of this Agreement to the exclusion of any other terms and conditions, unless such other terms are agreed in writing between BT

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

              and Commerce One. Should any conflict exist between the terms of the Trading Agreement and an Order then the precedence provisions of Section 3.4 of this Agreement shall apply.

      2.6 The Trading Agreement is governed by English law and the parties hereby submit to the jurisdiction of the English Courts. The parties hereto agree that the Convention on International Sale of Goods shall not apply to this Agreement.

      2.7 Other than as set out herein, neither party shall, nor in any way represent itself as, an agent of the other and shall have no authority to enter into any obligation on behalf of the other or to bind the other in any way.

      2.8.1 Notices required under the Trading Agreement to be given in writing shall be delivered by hand or by post or by facsimile transmission. Notices shall be deemed to be given upon receipt except that notices sent by pre-paid recorded delivery post in a correctly addressed envelope shall be deemed to be given within 48 hours (excluding Sundays and public holidays) of posting, and notices sent by facsimile transmission shall be deemed to be given upon transmission.

      2.8.2 Notices are to be given to BT and/or the Ordering Entity (where appropriate). Where notices are to be given to BT they shall be sent to the address below. Where notices are to be given to the Ordering Entity they shall be sent to the contact point outlined in the Order.

              BT Contact Point:

              Name: Stephen Russell
              Address: ppB113 North Star House, North Star Avenue, Swindon,
                       Wiltshire
              Telephone: 01793 547970
              Facsimile: 01793 547158
              Internet : stephen.m.russell@bt.com

              Commerce One Contact Point:

              Name: Robert M. Tarkoff, Esq.
              Address: 1600 Riviera Ave., Walnut Creek, CA   94596
              Telephone: (925) 941-2000
              Facsimile: (925) 941-4555
              Internet: ROB.TARKOFF@COMMERCEONE.COM

      2.8.3 Notices to Commerce One shall be given at the address set out above.

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      2.9     Without prejudice to any prior obligations of confidentiality it may have, either party shall ensure that no publicity relating to the Trading Agreement or any Order shall take place without the prior written agreement of either BT or C1 (for the Agreement) or the appropriate Ordering Entity (for any Order), which consent shall not be unreasonably withheld.[this change makes the agreement consistent with the Confidentiality Section - otherwise these provisions are in conflict].


      2.10 The provisions of the following Sections of the Trading Agreement set out below and any Sections relating thereto set out in any Order shall survive the termination or expiry of the Trading Agreement and/or any Order:

              Section 5 - Intellectual Property and Licenses
              Section 7.3 - Year 2000 Warranty
              Section 17 - Confidentiality
              Section 19 - Intellectual Property Indemnity
              Section 26 - Indemnity - General
              Section 27 - Limitation of Liability

      2.11 Neither party shall be liable to the other for its failure or delay in the performance of a required obligation if such failure or delay is caused by strike, riot, fire, flood, natural disaster or other similar cause beyond either party's control provided, however, that either party gives prompt written notice of such condition and resumes the performance of its obligations as soon as possible.


3.    DESCRIPTION OF WORK

      3.1 Commerce One shall accept and fulfill all Orders placed in accordance with the Trading Agreement where such Orders are for the supply of Programs, products and services listed in Schedule 2 (Pricing), provided that Commerce One agrees and that it is commercially reasonable for Commerce One to do so.

      3.2 Commerce One shall accept Special Commissioning Orders (as provided for under Section 5) where Commerce One has submitted a valid quotation approved by an authorized signatory of Commerce One.

      3.3 The Work shall accord with any specifications agreed by both parties and referred to in the Order accepted by Commerce One from the Ordering Entity. Commerce One shall

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

              provide reasonable assistance necessary to carry out the installation, commissioning and testing.

      3.4 The Work shall be performed in accordance with the Trading Agreement and with the provisions of such Order(s) that an Ordering Entity in its sole discretion may place in accordance with the Condition headed "Order Procedure" of this Schedule 1. Should the terms and conditions of any Order conflict with or vary from those of the Trading Agreement then the Trading Agreement shall take precedence; however variations that are clearly and explicitly set out or referenced in the Variation to Trading Agreement section of the Official Order Cover Sheet shall take overall precedence over the terms set forth in this Trading Agreement.

      3.5 The Trading Agreement is not in itself an order for Work and no Ordering Entity shall be under any obligation to order Work. It is a framework agreement against which the Ordering Entity may order Work. Notwithstanding the foregoing, any Ordering Entity shall cooperate with Commerce One in the provision of information, hardware, software or other materials or resources, at no charge to Commerce One, as more fully set out in each Order.

      3.6 Neither BT nor any other member of the Alliance shall be liable for, or in relation to, any Order not placed by it. Further, neither BT, nor any other Ordering Entity shall be liable for any act or omission of any other Ordering Entity whether in relation to the Trading Agreement, any Order or otherwise. Any Ordering Entities placing orders under the Trading Agreement are separately and individually liable for anything pertaining to any such Order. Notwithstanding the foregoing, Commerce One's performance (as described in Section 15) shall be dependent upon the timely and accurate receipt of such cooperation by the Ordering Entity.

      3.7 No breach by any Ordering Entity other than BT in relation to any Order shall affect the validity or continuation of this Trading Agreement.

4.    PRICES AND LEADTIMES

      4.1 Commerce One agrees that the prices of Work payable by any Ordering
Entity:

           (a)      [ * ]
           (b)      [ * ]

          [ * ]

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      4.2     Commerce One shall if requested by the Ordering Entity determine whether lead times can be improved to meet specific project timescales and advise the Ordering Entity if this can be achieved and whether there are any additional costs which would require a change order to be implemented to achieve such improved lead time.

      4.3 Commerce One shall acknowledge receipt of an Order in writing within one business day from receipt.


5.       INTELLECTUAL PROPERTY AND LICENSES

      5.1 Intellectual Property Rights in the Programs and Documentation belong to Commerce One or its licensors. The Ordering Entity shall ensure that all copyright notices and trade marks of Commerce One and/or its licensors are retained in all copies of the Programs, Documentation possessed by the Ordering Entity and shall be included on any Programs and Documentation sub-licensed to End Users.

      5.2 Upon delivery of Work by Commerce One under an Order from an Ordering Entity, Commerce One hereby grants the Ordering Entity a worldwide (subject to such Variations to Trading Agreement as are prominently set forth on the Official Order Cover Sheet of the Order), perpetual, transferable (provided that such transferee is a member of the Alliance) licence, subject to payment of the licence fees set out in any Order, to:

              5.2.1 Use the Programs and Documentation for the Ordering Entity's own internal business purposes. The Ordering Entity may make a reasonable number of copies of the Programs and/or Documentation to the extent required for internal training and processes, and

              5.2.2 Where the Official Order Cover Sheet specifies a Commercial Service License to use the Programs and Documentation in order to offer commercial service to End Users pursuant to this Agreement. The Ordering Entity may make copies of the Programs and/or Documentation to the extent required for internal training and processes and as far as is necessary in order to exercise its right to sub-license the Programs and Documentation to End Users under Section 5.2.3., and

              5.2.3 Sub-license those elements of the Programs listed in the Order as sublicensable and relevant Program Documentation as listed in the Order to End Users.

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      5.3     The Ordering Entity shall not use the Programs or Documentation for any purpose other than as specified in this Section 5 and shall not sell or otherwise make available the Programs or Documentation nor any information relating thereto to third parties who are not End Users.

      5.4 The Ordering Entity shall not undertake or permit the modification, reverse engineering, disassembly or decompilation of the Programs except to the extent permitted at law.
              Notwithstanding the foregoing, the Ordering Entity shall notify Commerce One prior to undertaking any reverse engineering so as to give Commerce One the opportunity to provide the required information to the Ordering Entity.

      5.5 The Ordering Entity agrees that it shall make each End User aware that the Documentation and Programs, are Confidential Information of Commerce One and/or its licensors, and may not be disclosed to any third party unless so required by law or with the prior written consent of Commerce One.

      5.6 All Ordering Entity Background Information and any copies thereof and all Intellectual Property Rights therein shall remain the property of the Ordering Entity. Commerce One shall return the Ordering Entity Background Information to the relevant Ordering Entity upon expiry or termination of the Trading Agreement or relevant Order, or earlier upon request by the Ordering Entity.

      5.7 Except as expressly set out in the Trading Agreement or any Order no assignment of or license under any Intellectual Property Right owned or controlled by the Ordering Entity is granted by the Trading Agreement or by any Order.

      5.8 From time to time an Ordering Entity may commission Foreground Information from Commerce One via a Special Commisssioning Order. Commerce One hereby grants to the Ordering Entity a perpetual (subject to such limitations as are expressly set out in the Variation to Trading Agreement section on the Official Order Cover Sheet), transferable (only to members of the Alliance) licence to use copy and sublicense the Foreground information for its business purposes. This licence may be subject to the payment of license fees and or royalties to Commerce One as expressly set out in the Special Commissioning Order. For the avoidance of doubt, Commerce One shall own all Foreground information unless otherwise set forth in any Special Commissioning Order.

              In addition Commerce One undertakes that for a period of one year from the date of Acceptance of the relevant Foreground Information (or such other period as to be stated in the Special Commissioning Order) save for a non exclusive license to BT as set out in
              Section 5.9 Commerce One will not whether by itself or on its behalf sell

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              lease hire distribute disclose or license (nor offer to sell lease hire distribute disclose or license):


              (a)    any of the Foreground Information; or

              (b) any equipment or software incorporating any of the Foreground Information; or

              (c) Any equipment or software incorporating any of the features or functionality specified in the Special Commissioning Order or any equivalent features or functionality.

      5.9 Commerce One undertakes to grant to BT on request a non-exclusive license on the same terms as the Programs licensed in this Trading Agreement in respect of any Foreground Information developed by Commerce One under any Special Commissioning Order for any Ordering Entity () on the terms and conditions as set out in the Special Commissioning Order or the applicable Order.

6     SUPPORT

      6.1 The obligations of Commerce One to provide support for the Programs are set out in Appendix A, the Support and Maintenance Agreement. As part of any Order, the Ordering Entity may execute a Support and Maintenance Agreement with Commerce One in the form set out in Appendix A to this Agreement. Commerce One may not refuse to enter into such an Agreement if requested subject to agreement of the price on reasonable terms to be negotiated by the parties.

      6.2 Commerce One shall provide bug fixing services for Foreground Information commissioned under a Special Commissioning Order under similar terms and for the Support and Maintenance Fees set out in the relevant Order.

7     WARRANTY

      7.1 Commerce One warrants that for a period of [*] following Acceptance of any particular Work under the terms of any relevant Order that (i) the Programs, Documentation and Foreground Information, if applicable, will conform with their published specifications as may be set out in any relevant Order, and (ii) the physical media on which the Programs, Documentation and Foreground Information is furnished will be free of defect under normal use.

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

      7.2 Commerce One warrants that it has the right and power to grant the Ordering Entity the licenses granted to it under the Trading Agreement and under any Order.

      7.3 Commerce One warrants that those parts of the Programs and Documentation created by Commerce One (not including third party software licensed to Commerce One and identified in writing on any Order cover sheet) and Foreground Information under this Agreement are fully compatible (without modification, loss of performance, loss of use, or work or expense on the part of the licensee Ordering Entity) with changes to inputs, outputs, data or other information in relation to dates arising in the year 2000 and beyond (not including loss of performance due to other software, hardware, software operating systems or firmware owned by BT or licensed to BT by parties other than Commerce One and (b) on the date of delivery free from:(i) all "viruses" that could have been detected (at the date of dispatch, or if appropriate, immediately before installation by Commerce One) by using the latest commercially available virus detection software and (ii) all forms of "electronic repossession" except where required by the Ordering Entity or as specified in its defined functionality and "logic bombs" (which expressions shall have meanings as they are generally understood within the computing industry).

      7.4 Any remedy for breach of the warranties set forth in this Section 7 shall be limited to commercially reasonable efforts to repair or replace by Commerce One within the timescales detailed in the Support and Maintenance agreement appended in Appendix A.

8.    TRADING AGREEMENT REVIEW - PROGRAMME MANAGEMENT

      8.1     Commerce One Programme Management:

              Commerce One (and BT) shall provide a (full-time dedicated) programme manager to act as prime interface with BT, for the management of the Trading Agreement. The programme manager shall receive all queries/correspondences from the Ordering Entity or BT and shall be responsible for initiating work activities, co-ordinating all such activity, controlling, monitoring and progressing the Work to an acceptable conclusion including the arrangement of review meetings. The programme manager shall be responsible for providing BT and Ordering Entity with such reports as may be required from time to time.



      8.2 The scope and frequency of programme and Trading Agreement review meetings shall be as required by BT from time to time.

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      8.3     Commerce One shall provide monthly (or with such other periodicity as BT shall from time to time require) reports detailing all Orders placed to date, including cumulative sums, and a review of Trading Agreement Performance Requirements. If required by BT, Commerce One shall provide documentary evidence to validate and support the information provided in such reports.

      8.4 Commerce One shall meet with BT quarterly to discuss and review Commerce One's current and future product development plans with the aim of providing the Ordering Entity with early access to technological developments and an opportunity to influence those plans, provided, that Commerce One shall not be required to disclose certain proprietary information at its sole reasonable discretion. BT to be invited to Commerce One Commerce Council.

      8.5 Commerce One's programme manager shall, if requested by an Ordering Entity, hold Order review meetings and/or provide progress reports in relation to the Ordering Entity Orders. The scope and frequency of such Order reviews and progress reports shall be as determined by the Ordering Entity.


9.    TRADING AGREEMENT CHANGE PROCEDURE

      9.1 Any change, including timescales to the Trading Agreement or any Order thereunder shall not be effective unless agreed by Commerce One and BT ( for the Trading Agreement) and the Ordering Entity (for any Order) in writing. Any change, including timescales, to an Order shall not be effective unless agreed by the Ordering Entity and Commerce One in writing. Any agreed changes in costs arising from such variation shall be added to, or deducted from, the relevant Trading Agreement/Order Price or the prices for the relevant portion of the Work.


10.   ORDER PROCEDURE

      10.1 All Work to be performed by Commerce One in relation to Trading Agreement shall be undertaken on the basis of a properly authorized Order.

      10.2 All Orders shall be sent to Commerce One at Commerce One's location as set our in this Agreement and as amended from time to time.

      10.3 Without limitation, the Order shall include and clearly state the following:

                         (i)       name of the Ordering Entity;

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                         (ii)      Trading Agreement number (where possible);
                                   order number;
                         (iii)     Quotation reference Number
                         (iv)      Work requested
                         (v)       Site or delivery address;
                         (vi)      timescales;
                         (vii)     Ordering Entity's point of contact;
                         (viii)    billing address;
                         (ix)      price, invoicing procedure and currency.
                         (x)       Authorized Signature of Ordering Entity
                         (xi)      Variations to the Trading Agreement

              Any variations to the Trading Agreement as mentioned in Section
              10.3 (xi) shall be governed by the precedence terms detailed in
              Section 3.4.


11.   SUSPENSION OF WORK ON SITE

      11.1 The Ordering Entity shall have the right to suspend the Work at any time for a maximum period of 30 days (or for such other period as may be agreed in writing by the parties) and will pay to Commerce One all reasonable, unavoidable, resulting expenses incurred by Commerce One (other than those arising from Commerce One's own default) provided that:

              11.1.1 no payment shall be made for any period of suspension, prevention or delay less than ten consecutive working days; and

              11.1.2 Commerce One has within 10 working days after the event giving rise to the claim, given notice in writing to the Ordering Entity of its intention to make such a claim;

              11.1.3 Commerce One makes such claim giving details of each item claimed and the reason for such cost within 30 days after performance of the Work is resumed; and

              11.1.4 the Ordering Entity shall not suspend Work under the terms of this Section more than once in relation to any particular Order.


12.   DEFAULT FOR LATE DELIVERY

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      12.1    Subject to Section 2.11, if Commerce One does not deliver, install, or complete any Work by the date specified in the Order, or such other date mutually agreed in writing. Commerce One shall be in breach of the Trading Agreement and shall pay to the Ordering Entity if requested an amount of liquidated damages in respect of such delay at 1.5% for each week of delay, up to 10% of the price of the Work in delay. Payment of these liquidated damages shall be in lieu of all liability for any and all extra costs, losses or expenses, claims, penalties and any other damages whether special or consequential and of whatsoever nature incurred by the Ordering Entity which are occasioned by such delay in delivery. These liquidated damages do not constitute a penalty and the parties, having bargained in good faith for such specific damages, are estopped from contesting the validity or enforceability of such damages. Notwithstanding the foregoing, Commerce One shall not be considered in breach of this Trading Agreement if the failure to complete the Work shall be the result of the failure of BT or any other Alliance member to fulfill their obligations set forth in this Trading Agreement or in any applicable Order.

      12.2 The Ordering Entity may, at its option, at any time deduct any amount of liquidated damages then due from Commerce One to the Ordering Entity from any sums then due from the Ordering Entity to Commerce One and any not so deducted may be recovered by the Ordering Entity from Commerce One as a debt.

      12.3 Payment of, or the Ordering Entity's right to, liquidated damages under this Condition shall not affect any of the Ordering Entity's or BT's rights under the Condition headed "Termination" provided Commerce One has received notification in writing within 7 days of such claim.

13.   [NUMBER NOT USED]

14.   INTERFACE WITH OTHER EQUIPMENT

      14.1 Commerce One shall be responsible for the successful inter working of Work in or with the Ordering Entity Network specified by the Ordering Entity, existing at the time of Acceptance of the Work.

      14.2 Commerce One shall supply such information, as the Ordering Entity may reasonably require, to enable the Ordering Entity to interface the Work with such other equipment and systems as may form part of the Ordering Entity Network or the network of any other public or private telecommunications operator.

      14.3 Such information as required under Sections 14.1 and 14.2 shall be supplied at no charge to the Ordering Entity, provided that Commerce One have been provided with

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              all the necessary information at the time of commissioning Order and Commerce One have accepted such Order without identifying and requesting additional costs for such work


15.   PERFORMANCE AND RETENTION

      15.1    Performance

              15.1.1 Commerce One's performance of the Work shall be measured by comparing Commerce One's actual achieved performance against any standard specified and agreed by Commerce One and the Ordering Entity in any Order (an "Order Standard").

              15.1.2 BT reserves the right to negotiate and include additional Order Standards as and when required pursuant to the Trading Agreement Change Procedure, provided BT provides Commerce One with reasonable notice of such additional Order Standards and Commerce One agrees to such standards.

      15.2    Payment Retention

              15.2.1 If Commerce One's actual achieved performance shall fail to meet any relevant Order Standard in any month then BT shall have the right to retain [*] for each Order Standard not met;

              15.2.2 Any sums to be retained under Condition 16.2.1 shall be deducted from the most recent invoice then due or to become due for payment by the Ordering Entity to Commerce One under the Trading Agreement.

              15.2.3 All sums retained in respect of Commerce One's failure to achieve any Order Standard shall be released, in addition to all other amounts owed to Commerce One under the Order, to Commerce One following the first month there after in which Commerce One's achieved performance has subsequently met or exceeds that Order Standard.

              15.2.4 In any event the Ordering Entity shall not pay any invoice unless the Order Standard statistics have been submitted by Commerce One within 7 days of the relevant invoice date.

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      15.3    The rights of the Ordering Entity or BT under this Condition are without prejudice to any other rights or remedies under the Trading Agreement.

      15.4 Delivery and Acceptance. Upon delivery of Work performed by Commerce One to the Ordering Entity by Commerce One, the Order Entity shall evaluate the Work for conformity with the specifications set forth in the Order. Within thirty (30) working days after delivery of the Work, the Ordering Entity shall provide Commerce One with written acceptance thereof ("Acceptance"), or a statement of defects to be corrected. If not accepted, Commerce One shall have thirty (30) working days to correct such defects and return the Work to the Ordering Entity for retesting, review and reevaluation. The foregoing process shall be continued until the Work is accepted by the Ordering Entity, until the parties agree to terminate their Order under Section 17, or until the parties agree on another method to resolve the failure.


16.   TERMINATION

      16.1 Notwithstanding the provisions of Section 16.2 if either Commerce One or BT commits a material or persistent breach of this Agreement or an Order placed by BT and in the case of such a breach which is capable of remedy, fails to remedy the breach within thirty (30) working days (or such longer period as BT or Commerce One may agree in writing) of written notice from BT or Commerce One, as applicable, then, without prejudice to any other rights or remedies Commerce One or BT may have, the non-breaching party shall have the right at any time after such 30 day notice period to terminate the Agreement forthwith as a whole and/or performed under an Order placed by BT, and BT or Commerce One, as applicable, to terminate Orders placed by BT forthwith as a whole or (at BT's or Commerce One's option, as applicable) in respect of any part of the Work, performed or to be performed under the Order placed by BT, and to claim for all resulting losses and expenses (including, without limitation, the cost of completing the Work, or having the Work completed by another Contractor, to a similar standard).

      16.2 Without prejudice to other rights or remedies it may have, either Commerce One or BT shall have the right at any time to terminate the Agreement forthwith, and to cancel Orders placed by BT forthwith, and to claim for all resulting losses and expenses (including, without limitation, the cost of completing the Work or having the Work completed by another Contractor to a similar standard) if:

              16.2.1 Commerce One or BT shall become insolvent or cease to trade or compound with its creditors; or

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              16.2.2     a bankruptcy petition or order is presented or made
                         against Commerce One or BT; -; or if a trustee in sequestration is appointed in respect of the assets of Commerce One

              16.2.3 a receiver or an administrator receiver is appointed in respect of any of Commerce One's or BT's assets, as applicable; or

              16.2.4 a petition for an administration order is presented or such an order is made in relation to Commerce One or BT, as applicable; or

              16.2.5 a resolution or petition or order to wind up Commerce One or BT is passed or presented or made or a liquidator is appointed in respect of Commerce One or BT (otherwise than for reconstruction or amalgamation); or.

              16.2.6 The management, ownership or control of Commerce One is materially changed to the detriment of BT as may determine upon the exercise of its reasonable judgment.

      16.3 Notwithstanding the provisions of Section 16.4 if either Commerce One or an Ordering Entity commits a material or persistent breach of an Order and in the case of such a breach which is capable of remedy, fails to remedy the breach within thirty (30) working days (or such longer period as the Ordering Entity or Commerce One may agree in writing) of written notice from the Ordering Entity or Commerce One, as applicable, then, without prejudice to any other rights or remedies Commerce One or the Ordering Entity may have, the non-breaching party shall have the right at any time after such 30 day notice period to terminate the Order forthwith as a whole or (at the non-breaching parties' option) in respect of any part of the Work, performed or to be performed under the Order, and to claim for all resulting losses and expenses (including, without limitation, the cost of completing the Work, or having the Work completed by another Contractor, to a similar standard).

      16.4 Without prejudice to other rights or remedies it may have, either Commerce One or an Ordering Entity shall have the right to cancel Orders forthwith, and to claim for all resulting losses and expenses (including, without limitation, the cost of completing the Work or having the Work completed by another Contractor to a similar standard) if:

              16.4.1 Commerce One or the Ordering Entity shall become insolvent or cease to trade or compound with its creditors; or

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              16.4.2     a bankruptcy petition or order is presented or made
                         against Commerce One or the Ordering Entity; - or if a trustee in sequestration is appointed in respect of the assets of Commerce One

              16.4.3 a receiver or an administrator receiver is appointed in respect of any of Commerce One's or the Ordering Entity's assets, as applicable; or

              16.4.4 a petition for an administration order is presented or such an order is made in relation to Commerce One or the Ordering Entity, as applicable; or

              16.4.5 a resolution or petition or order to wind up Commerce One or the Ordering Entity is passed or presented or made or a liquidator is appointed in respect of Commerce One or the Ordering Entity (otherwise than for reconstruction or amalgamation);

      16.5 The Ordering Entity may at any time, without prejudice to any other rights and remedies it may have, terminate Orders forthwith on forty five (45) days written notice. Where the Ordering Entity terminates Orders under this Condition and does not have any other right to terminate as set forth above, the Ordering Entity shall pay Commerce One such amounts as may be necessary to cover its reasonable costs and outstanding and unavoidable commitments necessarily incurred solely in performing the Orders in relation to the Work ordered by the Ordering Entity before the date of termination and for which payment has not at that date become due from the Ordering Entity ("the Applicable Work"). However, the Ordering Entity shall not pay for any such costs or commitments that the Commerce One is able to mitigate and shall only pay costs and commitments that the Ordering Entity has validated to its satisfaction. For the avoidance of doubt, resource commitments made by Commerce One to fulfill Orders shall count as compensable expenses provided that Commerce One can document to the reasonable satisfaction of the Ordering Entity such resource commitment expenses.

              Notwithstanding the above, the Ordering Entity's total liability under this Section 16.5 shall not in any circumstances exceed the price that would have been payable by the Ordering Entity for the Applicable Work if the Order had not been terminated (which price shall include the costs of such resource commitments referenced above). Apart from any payments to be made as set out in this
              Section 16.5, and subject to Section 16.6, the Ordering Entity shall have no liability to make any payments to Commerce One in relation to the Order following its termination by the Ordering Entity in accordance with its rights referred to above.

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      16.6    In the event that the Agreement or an Order is terminated for any reason whatsoever, any rights and obligations of any party hereto which may have accrued prior to the date of such termination shall not be affected. Furthermore, Commerce One shall complete all other Orders existing at the time of termination of the Agreement, including all support obligations as if the Agreement had not been terminated.

      16.7 Termination of the Agreement or Order shall be without prejudice to any provision intended to operate thereafter.


17.      CONFIDENTIALITY

      17.1 Subject to the Condition headed `Intellectual Property", either party receiving Information ("the Recipient") from the other shall not without the other's prior written consent use such Information except for Contract purposes or disclose such Information to any person other than BT people or Contract Personnel who have a need to know. The Recipient shall return documentation containing such Information to the other party when no longer required for such purposes.

      17.2. Section 17.1 shall not apply to Information that is:

              a)     published except by a breach of the Contract; or
              b) lawfully known to the Recipient at the time of disclosure and is not subject to any obligations of confidentiality; or
              c) lawfully disclosed to the Recipient by a third party without any obligations of confidentiality; or
              d) replicated by development independently carried out by or for the Recipient by an employee or other person without access to or knowledge of the Information.

      17.3. Neither Commerce One or BT shall publicise the Agreement or any Order without the other's prior written consent and shall ensure that any subcontractor is bound by similar confidentiality terms to those in this Condition.

      17.4. Without prejudice to any prior obligations of confidentiality it may have, where Commerce One or Contract Personnel have access to BT's computer systems or to Information relating to BT's customers or subject to the Data Protection Acts 1984/1998 ("DPA"), Commerce One shall:

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              a)     comply (and ensure that all relevant Contract Personnel
                     comply) with all relevant provisions of any BT Codes of Practice (mutatis mutandis) appended to the Contract or notified to Commerce One from time to time, the Computer Misuse Act 1990 and the DPA; and

              b) ensure all such Contract Personnel first sign and deliver to BT a confidentiality agreement in the form appended to the Agreement in Appendix D, or in such form as BT shall reasonably require; and

              c) ensure such Information is not disclosed to or accessed by Contract Personnel not directly employed by Commerce One without BT's prior written consent; and

              d) keep (and ensure all relevant Contract Personnel keep) such Information secure, act only on BT's instructions with respect to it, and comply with such further reasonable requirements from time to time of BT for the security of it; and

              e) not export such Information outside the European Union without BT's prior written consent; and

              f) allow (and ensure that all relevant Contract Personnel allow) BT or its authorised representatives such access to premises, systems and records containing such Information as is reasonably necessary to assess Commerce One's compliance with this Condition.

[18.     NUMBER NOT USED]

19.      INTELLECTUAL PROPERTY INDEMNITY

      19.1 Commerce One shall fully indemnify the Ordering Entity against all actions, claims, proceedings, damages, costs, and expenses arising from any infringement or alleged infringement of any patent, copyright or trade secret arising from the use by the Ordering Entity of the Programs, the Program Documentation or other Information supplied by Commerce One pursuant to this Agreement. Notwithstanding the foregoing, Commerce One shall have no obligation to indemnify under this Section 19 if such infringement claim results from corrections/modifications not provided by Commerce One, failure to install updates, combinations of the Programs software with any software not provided by Commerce One, or specific customization of the Program software at the request of BT (which shall be defined as the addition or inclusion of any specific functionality requested by BT) or any Alliance members.

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      19.2    BT and/or the Ordering Entity shall notify Commerce One, and
              Commerce One shall notify BT, promptly in writing of any infringement or alleged infringement referred to in Section 19.1.

      19.3 In the event of any such infringement or alleged infringement as set out in Section 19.1, Commerce One shall at its own expense and, provided Commerce One exercises reasonable judgement, its own option:

              19.3.1 Substitute a substantially equivalent non-infringing product allowing the Ordering Entity unrestricted use of the infringing Programs or Documentation, and to exercise its other rights granted it under the trading Agreement and relevant Order in respect of such Programs or Documentation; or

              19.3.2 Modify or replace the Programs or Documentation , so as to meet the existing functional specification and avoid the claim of infringement and any injunction or court order; or

              19.3.3 Negotiate for settlement of or defend the claim, and hold the Ordering Entity harmless from any judgement, order or settlement. Commerce One shall endeavour to conduct such negotiations and litigation in a timely manner, provided that Commerce One shall have sole central of the defense, including settlement.

              Unless otherwise agreed in writing Commerce One shall conduct all negotiations and litigation in relation to any such infringement or alleged infringement and be responsible for all costs and expenses incurred. The Ordering Entity shall afford all reasonable assistance in contesting such allegations but if Commerce One fails to conduct such negotiations or litigation within a reasonable time, the Ordering Entity may request to conduct of the same and in such instance Commerce One shall fully reimburse the Ordering Entity for all resultant costs.


20.   ELECTRONIC DATA INTERCHANGE (EDI)

      BT or the Ordering Entity may wish to introduce EDI during the continuance of the Trading Agreement. Commerce One shall fully co-operate with BT or the Ordering Entity in any such initiative the costs of introducing EDI to be paid by the Ordering Entity

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21.   ORDERING ENTITY ITEMS

      21.1 All Ordering Entity Items shall remain the property of the Ordering Entity. Commerce One shall return them to the Ordering Entity upon completion or termination of the Trading Agreement or relevant Order, or earlier reasonable request by the Ordering Entity. Commerce One shall keep the Ordering Entity Items, and (before their delivery to Ordering Entity) any items or things that are or have become the Ordering Entity's property ("Ordering Entity property"), in safe custody and good condition, set aside and clearly marked as Ordering Entity property. Commerce One shall be fully liable for any loss of or damage to Ordering Entity Items or Ordering Entity property.

      21.2 Upon receipt of the Ordering Entity Items, Commerce One shall satisfy itself that they are not defective or deficient for the purpose for which they are being provided, and within 14 days of receipt shall notify the Ordering Entity of any defects or deficiencies.

      21.3 Commerce One shall not, without the prior written consent of the Ordering Entity, use Ordering Entity Items for any purpose other than is necessary for the performance of the Trading Agreement, or allow any other party to use, take possession of, or have any rights or lien over Ordering Entity Items or Ordering Entity property.

      21.4 Without limiting the generality of Commerce One's obligations, Commerce One shall not have, and shall ensure that third parties shall not have, a lien on the Ordering Entity Items or Ordering Entity property for any sum due. Commerce One shall take all reasonable steps to ensure the title of the Ordering Entity and the exclusion of such lien are brought to the notice of all personnel dealing with any Ordering Entity Items or Ordering Entity property.

      21.5 In the event of any threatened seizure of any Ordering Entity Items or Ordering Entity property or in the event of Commerce One (or any personnel or Subsidiaries of Commerce One in possession of such Ordering Entity Items or property) going into receivership, administration or liquidation (or the equivalent of any of these) Commerce One shall:

              a)     Notify BT and the Ordering Entity immediately; and,

              b) Draw to the attention of the relevant official that Ordering Entity Items and Ordering Entity property are the property of the Ordering Entity and do not form part of Commerce One's assets; and,

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              c)     Allow BT and the Ordering Entity to enter Commerce One's
                     premises or those of any Subcontractor where Ordering Entity Items or Ordering Entity property are stored and take possession of them.


22.   ASSIGNMENT AND SUBCONTRACTING

      22.1 Commerce One shall be wholly responsible for the performance of the Work and the actions and omissions of all Subcontractors for which Commerce One is responsible

      22.2 BT, Commerce One and any Ordering Entity shall not without the permission in writing of the other

              22.2.1     Assign or sub-contract the whole of the Trading
                         Agreement; or

              22.2.2 Assign or sub-contract part of the Trading Agreement except as is customary in the trade; or

              22.2.3 Assign or sub-contract any Order in whole or in part without the others permission in writing, provided, however that, notwithstanding the foregoing, Commerce One shall be able to assign this Trading Agreement to an entity acquiring all, or substantially all, of its assets or capital stock, provided that such entity is not a competitor of BT or any of its majority owned subsidiaries, in which case Commerce One shall be required to receive BT's consent to such assignment. In addition, Commerce One shall be able to use subcontractors to complete any Work under this Agreement or any Order.


23.   MISTAKES IN INFORMATION

      Both parties shall inform each other in writing of any mistakes in the Information, within a reasonable time of receipt.


24.   PROTECTION OF DOCUMENTS AND PROGRAMS

      24.1 Both parties shall take suitable precautions to protect documentation and Programs [and Foreground Information] generated or required for the Trading Agreement or Order against loss of any kind. Upon the release of any Programs or Documentation

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              update a set of the latest Programs and documentation shall be stored by Commerce One in a safe location remote from Commerce One's normal work premises.

      24.2 Commerce One shall, if required by the Ordering Entity, enter an agreement with a neutral third party, acceptable to the Ordering Entity, to lodge with the third party copies of such Programs including source code and update them as necessary for release to the Ordering Entity in the event that Commerce One becomes unwilling or unable to support such Programs. Each party shall be responsible for its respective costs. Should the parties be unable to agree a mutually acceptable third party the services of Escrow International, UK shall be employed as a default option.

      24.3 In the event of either party being required to dispose of any Programs media during the course of any Work to be carried out under this Agreement he shall ensure that all such disposals are effected so as to give absolute protection to any of the other parties Information contained therein and to prevent any data falling into the hands of any third party.


25.   TITLE AND RISK

      25.1 Without prejudice to the Ordering Entity's right to reject under the Agreement or Order, the title in the Work shall pass to the Ordering Entity upon the earlier of delivery or Acceptance or the passing of risk or payment (including any part payment).

      25.2 Without prejudice to the Ordering Entity's right to reject under the Agreement or Order, risk shall pass from Commerce One to the Ordering Entity upon the later of, Acceptance, delivery or payment.


26.   INDEMNITY-GENERAL

      26.1 Without prejudice to any other rights or remedies available to either party, each party shall indemnify the other against all claims and proceedings, damages, costs and expenses arising or incurred in respect of:

              26.1.1 Death or personal injury of any other person to the extent arising as a result of the negligent acts or omissions of the other or the other's personnel or subcontractors in relation to the performance of the Trading Agreement or any Order thereunder; or

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              26.1.2       Loss of or damage to any physical property to the
                           extent arising as a result of negligent acts or omissions of the other or the other's personnel or subcontractors in relation to the performance of the Order; provided that this does not apply to any liability arising from defects in the Programs, Documentation, Foreground Information or Background Information.

              26.1.2 Any other direct loss or damage arising under or in connection with this Agreement.


27.   LIMITATION OF LIABILITY

      27.1 Neither BT, Commerce One or any Ordering Entity, in connection with this Agreement and any Order executed thereunder, shall be liable to the other in respect of any misrepresentation or in contract or in tort including, without limitation, negligence for:

              27.1.1     [*]; and

              27.1.2     [*]

      27.2    The limitations under Section 27.1 shall not apply in respect of:

              27.2.1 Death or personal injury, fraud or fraudulent misrepresentation; or

              27.2.2     [*]

              27.2.3 Any liability of BT or Ordering Entity to pay any Order Price, charges and any other sums due to Commerce One under this Agreement.

28.   INSURANCE

      28.1 Commerce One shall provide satisfactory evidence of such insurances, at the customary coverage levels and conditions germane to the types of products and services being purchased, as BT or Ordering Entity may request before and during the

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              term of the Trading Agreement, to include where appropriate, but not necessarily limited to:

              28.1.2     Employer's Liability Insurance;

              28.1.3     Third party liability insurance;

              28.1.4 Comprehensive general (third party) liability insurance;

              28.1.5     Professional liability insurance;

      This Condition shall not be deemed to limit in any way Commerce One's liability under the Trading Agreement.

      If Commerce One cannot provide evidence of insurances to BT or Ordering Entity, BT or Ordering Entity may arrange such insurances and recover the cost from Commerce One, subject to Commerce One's approval of the terms of such insurances.


29.    RECOVERY OF SUMS DUE

      Whenever a sum of money due to the Ordering Entity from Commerce One in relation to any Order or otherwise is not paid on the due date, it may be deducted from any sum then due, or which at any time thereafter may become due to Commerce One under the Order or any other contract with the Ordering Entity.

30.      PAYMENT

      30.1 In consideration of the licenses, products and services supplied by Commerce One pursuant to this Agreement, the Ordering Entity will pay to Commerce One the fees detailed in Schedule 2 or as agreed in any Order for Foreground Information.

              All fees are stated exclusive of value added tax but which shall be payable in addition by the Ordering Entity.

      30.2 All sums under this Agreement shall be payable by the Ordering Entity within 30 (thirty) working days of submission of a valid invoice (such invoice to be issued according to the terms of the relevant Order), whether such sums become due on the date of the relevant invoice from Commerce One or on the grant of any applicable license or sub-license.


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31.      RECORDS INSPECTION

         The Ordering Entity shall maintain records of, and provide Commerce One within [30] days of the end of each month a list of all End Users to whom a sub-license (does this include resell) of the Programs or Program Documentation is granted by the Ordering Entity.


32.      SITES

      32.1 Commerce One shall at his own expense comply with all Site regulations applicable to the performance of the Order and take and comply with such other measures as may be reasonably necessary in respect of precautions for safeguarding all persons and property as may be affected by the performance of the Order.

      32.2 Where the Work is to be carried out on Site, the Ordering Entity shall provide such reasonable facilities as Commerce One may require to undertake the Work.

      32.3 The Ordering Entity and Commerce One shall agree such reasonable working hours as may be applicable to each Site.

      32.4 Commerce One shall agree and advise the Ordering Entity in writing of the dates and times on which it proposes to deliver any work to the Site, together with any specific requirements related to the work for each Site.

      32.5 Commerce One's personnel and SubContractor's personnel shall conform to all security, safety and Site regulations and such other local instructions, as may be notified by the Ordering Entity or where applicable, its End User, whilst on any Site.

      32.6 Commerce One shall be deemed to have examined the Sites. No claims from Commerce One for additional payment will be allowed on the grounds of misinterpretation of any matter relating to the Site, on which Commerce One could reasonably have satisfied itself, by a visit to the premises, reference to the Ordering Entity or such other means as may be appropriate.

      32.7 Commerce One shall give at least 10 working days notice in writing to the Ordering Entity of the proposed dates and times on which it proposes to deliver any Supplies or Commerce Ones Supplies to the Site.

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      32.8    Commerce One shall upon dispatch of the Supplies or Commerce Ones
              Supplies to Site notify the Ordering Entity of details of the Supplies or Commerce Ones Supplies by means of a copy of the dispatch note or otherwise in writing.

      32.9 Commerce One shall deliver the Supplies to the Site and shall provide all equipment and labour for the conveyance and unloading of the Supplies on to the Site.

      32.10 No part of the Supplies or Commerce Ones Supplies shall be removed from the Site without the consent of the Ordering Entity.

      32.11 Other than any defective Work and Supplies Commerce One shall not remove Commerce One's Supplies before submitting Work for Acceptance, and, shall leave the Site clean and in good condition.

33.   EXPORT AND RE-EXPORT


      33.1 Commerce One will be responsible for compliance with all applicable national export control laws and regulations and agrees not to export, directly or indirectly, any Programs or Documentation where such export would cause a breach of either any such laws or regulations applicable to Commerce One or the Ordering Entity or of any export licence granted or applicable to Commerce One or the Ordering Entity.

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